Exhibit 99.2

Second Quarter 2013 Results August 7, 2013

Certain information contained in this presentation and certain comments today constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our strategic focus; our ability to maintain effective internal controls or to remediate material weaknesses; our cash needs and expectations regarding cash flow from operations; our product development plans; the appeal and efficacy of our products and services; our expectations regarding capturing lifetime value and a broader range of market segments through such offerings; our plans regarding expansion of our marketing initiatives and sales force; our international operations and growth plans; our plans regarding our kiosks and retail relationships; our plans regarding our Enterprise and Education business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to realign our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer business; our mergers and acquisitions plans; our plans with respect to Lexia and Livemocha; our ability to successfully integrate Lexia and Livemocha into our business; adverse trends in general economic conditions and the other factors including the “Risk Factors” more fully described in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company’s annual report on Form 10-K for the year period ended December 31, 2012, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on August 7, 2013. Management uses these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor 2

Steve Swad President & Chief Executive Officer 2Q13 Review

2Q13 Review – *Continued Transformation Progress*

Shifting to the Cloud	• Consumer Paid Online Learners increased 75% to >85k • Digital downloads + online learner revenue ~25% of Total Consumer
Growth in Core Bookings	• N.A. Consumer core bookings[1] grew 15% • Enterprise & Education ("E&E")[2] core bookings[3] grew 4%
Reposition the Business	• Shuttered US Kiosks • Re-calibrated product development talent • Investment in products and E&E
Accelerated Strategy through M&A	• Acquired Livemocha 4/1 -Leveraging platform & community • Acquired Lexia Learning 8/1 – Extending into natural reading adjacency
Adjusted EBITDA & Margin Improvement	• Adjusted EBITDA grew 148% yr/yr to $2.8MM • Adjusted EBITDA margin increased yr/yr to 4.5% from 1.8%

1. *Core bookings are North American Consumer bookings excluding Kiosk bookings. Please see appendix for definition of bookings.*
2. *Enterprise & Education previously referred to as Institutional*
3. *Core bookings are E&E bookings excluding network. Please see appendix for definition of bookings.*

Rosetta Stone

Rosetta Stone Inc. © 2013

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2013 Plans: *Consistent Focus on Executing Strategy*

Innovating & Investing in Product	• Launching Kids apps in 3Q13 • Using Livemocha platform for advanced English product
Grow Enterprise & Education (E&E)	• Full-year low double-digit bookings growth • Driven by focus on renewals, larger deal size and investment in people and systems
Grow Core N. American Consumer	• Continue to grow Online Learners & Digital Downloads • Grow DTC & retail channels; leverage new partners and Livemocha base
Improve ROW Consumer	• Growth in Germany • Proctor Home Learning gains in Korea • Improvements in Japan
Integrate Acquisitions	• Leverage Livemocha platform for new products • "Light-touch" integration of Lexia; test market opportunities; plan for 2014

Rosetta Stone

Rosetta Stone Inc. © 2013

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2Q13 Financial Review 6

Total 2% Core2 10% Bookings and Revenue Company Bookings1 Company Revenue Bookings represent executed sales contracts received by the company that are either recorded immediately as revenue or as deferred revenue. Core Bookings and Revenue excludes N.A. Kiosk and E&E network sales $ millions Rosetta Stone Inc. © 2013 7 Total 0.1% Core2 >7%

Bookings by Segment $ millions North America Consumer Total 5% Core1 15% Total -4% Core2 4% Rest of World Consumer Enterprise & Education Total -15% Rosetta Stone Inc. © 2013 8 Core Bookings are North American Consumer excluding Kiosk bookings Core Bookings are E&E bookings excluding network bookings 1. 2.

Consolidated Adjusted EBITDA Grew & Margin Expanded 9 Adjusted EBITDA is GAAP net income or loss plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expenses. Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. .

Adjusted EBITDA and Free Cash Flow Adjusted EBITDA1 Free Cash Flow2 $ millions Rosetta Stone Inc. © 2013 10 Adjusted EBITDA is GAAP net income or loss plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expenses. Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. 2.Free cash flow is cash flow from operations less cash used in purchases of property and equipment. 148 % Yr/Yr -66 % Yr/Yr

Deferred Revenue and Cash Balances Grew $ millions Deferred Revenue Ending Cash 23 % Yr/Yr 10% Yr/Yr Rosetta Stone Inc. © 2013 11

Product Units and Paid Online Learners Product Units and ARPU1 Paid Online Learners and 1. ARPU1 Rosetta Stone Inc. © 2013 ARPU is defined as average revenue per unit. 12 Product Units increased 15% year-over-year, driven by Digital Downloads Online Learners grew at 75% Year-over-year with stable ARPU

Consumer Online + Digital Download Growing: Now 25% of Consumer Revenues Percentages may not add to 100% due to rounding 13 9% Box Revenue Paid Online Learner Revenue Digital Download Revenue

Summary Balance Sheet 3/31/2013 6/30/2013 Cash, cash equivalents and short term investments $139.3 $132.1 Accounts receivables, net $38.8 $41.7 Inventory $7.3 $5.9 Total Assets $258.3 $262.3 Deferred revenue $59.9 $61.6 Debt - - Total liabilities $116.9 $122.1 Equity $141.4 $140.3 Total liabilities and stockholders’ equity $258.3 $262.3 $ millions Balance Sheet Remains Strong Rosetta Stone Inc. © 2013 14

Financial Outlook 1. Please see the Appendix for definitions of non-GAAP metrics; 2. Going forward, Rosetta Stone expects to show guidance and pro forma results excluding purchasing accounting for comparability 3. For adjusted net income/(loss) purposes, we use a 39% effective tax rate which represents the projected, long term effective tax rate. Our adjusted tax rate assumes full use of loss and credit carry-forwards without reduction for valuation allowances. 2013 Guidance1,2,3 15 Guidance Before Impact of Lexia Lexia Acquisition Impact Guidance with Lexia Range 5-Month Results Range ($ Millions) Low High Range Low High Pro Forma Revenue $280 $290 $7-$8 $287 $298 Pro Forma Adjusted EBITDA $16 $18 ($1-$2) $14 $17 Pro Forma Adjusted Net Income ($1) $1 ($1-$2) ($3) $0 Pro Forma Adjusted EPS ($0.02) $0.04 ($0.05-$0.10) ($0.12) ($0.01) Shares Outstanding (MM) 21.5 21.5 21.5 21.5 Capital Expenditures $5 $8 $5 $8 Rosetta Stone Inc. © 2013

Appendix

Non-GAAP Metric Definitions Adjusted EBITDA is GAAP net income or loss plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expenses. Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions. Adjusted net income/(loss) and adjusted net income/(loss) per share exclude the impact of items related to its litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions as well as all adjustments related to recording the non-cash tax valuation allowance for deferred tax assets. Free cash flow is cash flow from operations less cash used in purchases of property and equipment. Bookings represent executed sales contracts received by the Company that are either recorded immediately as revenue or as deferred revenue. Pro Forma Revenue is GAAP revenue plus the purchase accounting impact on acquired deferred revenue Pro Forma Adjusted EBITDA is Adjusted EBITDA (as defined above) plus the purchase accounting impact on acquired deferred revenue less the purchase accounting impact on acquired deferred commissions Pro Forma Adjusted Net Income/(Loss) and Pro Forma Adjusted EPS are Adjusted Net Income/(Loss) and Adjusted Net Income/(Loss) per Share (as defined above) plus the purchase accounting impact on acquired deferred revenue less the purchase accounting impact on acquired deferred commissions 17